EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certifications set forth below are hereby submitted to the Securities and Exchange Commission pursuant to, and solely for the purpose of complying with, Section 1350 of Chapter 63 of Title 18 of the United States Code in connection with the filing on the date hereof with the Securities and Exchange Commission of the Quarterly Report on Form 10-Q of MAIR Holdings, Inc. and subsidiaries (the “Company”) for the quarter ended June 30, 2008 (the “Report”).

The undersigned, the Chief Executive Officer and acting Chief Financial Officer of the Company, hereby certifies that, as of the end of the period covered by the Report:

1.               Such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PAUL F. FOLEY

Paul F. Foley
President, Chief Executive Officer and
acting Chief Financial Officer
July 29, 2008